SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S12)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-12                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S12 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee. On August 26 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under the Agreement referred to herein





Date:  August 26, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-S12
                        Statement to Certificate Holders
                               August 26 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1      185,500,000.00     171,462,355.59      6,554,819.76      811,874.25    7,366,694.01     0.00       0.00      164,907,535.83
A2      163,000,000.00     150,665,034.84      5,759,760.76      291,537.51    6,051,298.27     0.00       0.00      144,905,274.08
A3       22,500,000.00      20,797,320.75        795,059.00       42,091.56      837,150.56     0.00       0.00       20,002,261.75
AR              100.00               0.00              0.00            0.00            0.00     0.00       0.00                0.00
M1       40,000,000.00      40,000,000.00              0.00      104,422.40      104,422.40     0.00       0.00       40,000,000.00
M2       38,500,000.00      38,500,000.00              0.00      129,595.45      129,595.45     0.00       0.00       38,500,000.00
B1A       7,750,000.00       7,750,000.00              0.00       29,876.28       29,876.28     0.00       0.00        7,750,000.00
B1B       7,750,000.00       7,750,000.00              0.00       34,354.06       34,354.06     0.00       0.00        7,750,000.00
P               100.00             100.00              0.00      115,598.77      115,598.77     0.00       0.00              100.00
TOTALS  465,000,200.00     436,924,811.18     13,109,639.52    1,559,350.28   14,668,989.80     0.00       0.00      423,815,171.66

X1      465,000,100.00     442,862,371.61              0.00            0.00            0.00     0.00       0.00      432,470,504.33
X2                0.00               0.00              0.00            0.00            0.00     0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22540VL42         924.32536706    35.33595558     4.37668059     39.71263617       888.98941148       A1         5.682000 %
A2       22540VL59         924.32536712    35.33595558     1.78857368     37.12452926       888.98941153       A2         2.176880 %
A3       22540VM66         924.32536667    35.33595556     1.87073600     37.20669156       888.98941111       A3         2.276880 %
AR       22540VL67           0.00000000     0.00000000     0.00000000      0.00000000         0.00000000       AR        11.901276 %
M1       22540VL75       1,000.00000000     0.00000000     2.61056000      2.61056000     1,000.00000000       M1         2.936880 %
M2       22540VL83       1,000.00000000     0.00000000     3.36611558      3.36611558     1,000.00000000       M2         3.786880 %
B1A      22540VL91       1,000.00000000     0.00000000     3.85500387      3.85500387     1,000.00000000       B1A        4.336880 %
B1B      22540VM25       1,000.00000000     0.00000000     4.43278194      4.43278194     1,000.00000000       B1B        4.986880 %
P        22540VM33       1,000.00000000     0.00000000        ####            ####        1,000.00000000       P         11.901276 %
TOTALS                     939.62284571    28.19276104     3.35344002     31.54620106       911.43008468

X1       22540VM41         952.39199220     0.00000000     0.00000000      0.00000000       930.04389532       X1         0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

         Credit Suisse First Boston, Mortgage Pass-Through Certificates, Series 2002-S12
                        Statement to Certificate Holders
                               August 26 2002


Sec. 4.06(a)(i)            Principal Remittance Amount                                                            10,174,299.82
                           Scheduled Principal Payments                                                              294,766.00
                           Principal Prepayments                                                                   9,564,056.36
                           Curtailments                                                                              314,234.44
                           Curtailment Interest Adjustments                                                            1,243.02
                           Repurchase Principal                                                                            0.00
                           Substitution Amounts                                                                            0.00
                           Net Liquidation Proceeds                                                                        0.00
                           Other Principal Adjustments                                                                     0.00

                           Gross Interest                                                                          4,604,888.70
                           Additional Prepayment Net Interest                                                          7,459.84

                           Recoveries From Prior Loss Determinations                                                       0.00
                           Reimbursements of Non-Recoverable Advances Previously Made                                 13,097.19
                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                    0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                         61
                           Balance of Loans with Respect to which Prepayment Penalties were Collected              2,335,708.42
                           Amount of Prepayment Penalties distributed to the Class P Certificates                    115,597.78

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                         10,848
                           Beginning Aggregate Loan Balance                                                      442,862,371.61

                           Ending Number of Loans Outstanding                                                            10,640
                           Ending Aggregate Loan Balance                                                         432,470,504.33

Sec. 4.06(a)(v)            Servicing Fees                                                                            184,525.99
                           Additional Servicing Fees - Prepayment Period (Total)                                         301.01
                           Trustee Fee (Total)                                                                         2,029.79
                           Credit Risk Manager Fee & FSA Premium (Total)                                              33,302.36

Sec. 4.06(a)(vii)          Servicer Advances                                                                       3,586,429.00
                           Cumulative Servicer Advances                                                            4,077,196.35

Section 4.06(a)(viii)(A)   Delinquent Mortgage Loans

                          Group Totals
                                                                      Principal
                               Category           Number                Balance               Percentage
                                1 Month              130             5,881,168.09                  1.36 %
                                2 Month               65             2,749,494.72                  0.64 %
                                3 Month               55             2,869,739.29                  0.66 %
                                 Total               250            11,500,402.10                  2.66 %
                           * Delinquent Bankruptcies are included in the table above.


                           Bankruptcies

                             Group Totals
                                                 Principal
                                Number            Balance               Percentage
                                 24              902,302.30                  0.21 %

                          * Only Current Bankruptcies are reflected in the table above.

Section 4.06(a)(viii)(B)   Foreclosures

                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                              0                    0.00                      0.00%

Section 4.06(a)(x)         New REO Loan Level Information                                N\A

Section 4.06(a)(xi)        REO Properties

                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                               0                    0.00                    0.00%

Section 4.06(a)(xii)       Current Realized Losses                               217,567.46
                           Cumulative Realized Losses                            267,813.09

Sec. 4.06(a)(xiv)          Amount on Deposit in Pre-Funding Account                    0.00

                           Capitalized Interest Requirement                            0.00

Sec. 4.06(a)(xiv)          Amount of Insured Payment                                   0.00

Trigger Event              Trigger Event Occurrence (Is Rolling 3
                             Month Delinquency Rate > 15.5% of Sr. Enhancement%?)         NO
                           Rolling 3 Month Delinquency Rate                             0.91183 %
                           Sr. Enhancement Percentage x 15.5%                          3.57402 %

Group 2 O/C Reporting      Targeted Overcollateralization Amount                   17,437,507.50
                           Ending Overcollateralization Amount                      8,655,332.66
                           Ending Overcollateralization Deficiency                  8,782,174.84
                           Overcollateralization Release Amount                             0.00
                           Monthly Excess Interest                                  2,935,339.69
                           Overcollateralization Increase Amount                    2,935,339.69
                           Payment to Class X-1                                             0.00

